Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
INVENTORIES
12	INVENTORIES

Inventories consist of the following:

	December 31, 2024	December 31, 2025
	US$	US$
Finished goods	-	257,485

Inventories are stated at the lower of cost and net realizable value. Cost is determined using the weighted average cost method and comprises the purchase cost and other costs incurred in bringing the inventories to their present location and condition.

Management reviews inventories periodically for slow-moving, obsolete, or damaged items. Where necessary, inventories are written down to their estimated net realizable value based on management’s assessment of future demand, expected selling prices, and market conditions.